E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Institutional Class — EIIRX

Investor Class — EIIIX

E.I.I. International Property Fund

Institutional Class — EIIPX

E.I.I. Global Property Fund

Institutional Class — EIIGX

(each a “Fund”, and collectively the “Funds”)

Supplement dated March 31, 2016 to the Prospectuses and Statement of Additional Information dated October 28, 2015

Please be advised effective March 19, 2016, the Funds’ sub-administration, accounting and transfer agent services for the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund has changed to Gemini Fund Services, LLC (the “Sub-Administrator”, “Transfer Agent”, “Gemini” or “GFS”), which has its principal office at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. Consequently, all references to BNY Mellon Investment Servicing (US) Inc. in each Fund's currently effective Prospectus and Statement of Additional Information should be ignored and replaced with Gemini or GFS.

The following information supplements and supersedes any contrary information contained in the section of the prospectuses “How to Redeem Shares”

Keep the following addresses handy for purchases, exchanges, or redemptions.

•	Regular U.S. Mail Address

E.I.I. Realty Securities Trust

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

•	Overnight Mail Address (use the following address ONLY for overnight packages):

E.I.I. Realty Securities Funds

17605 Wright Street, Suite 2

Omaha, NE 68130

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You should read this Supplement in conjunction with each Fund’s currently effective Prospectus and Statement of Additional Information, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Funds toll-free at (888) 323-8912.

Please retain this Supplement for future reference.